Acquisition of Vanguard Health Systems A New Company for a New Healthcare Environment June 24, 2013 Exhibit 99.2

Disclosures / Forward-Looking Statements

Our presentation includes certain financial measures such as Adjusted EBITDA, which are not calculated in accordance with generally accepted accounting principles (GAAP). Reconciliation between non-GAAP measures and related GAAP measures can be found at the end of this presentation.
Non-GAAP Information
Certain statements in our presentation are “forward-looking statements” under Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on current expectations. However, actual results may differ materially from expectations due to the risks, uncertainties and other factors that affect our business and
Vanguard Health Systems' (“Vanguard”) business. These factors include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to satisfy conditions to completion of the merger, including receipt of regulatory approvals; changes in the business or operating prospects of Vanguard; changes in health care and other laws and regulations; economic conditions; adverse litigation or regulatory developments; competition; our success in implementing our business development plans and integrating newly acquired assets; our ability to hire and retain health care professionals; our ability to meet our capital needs, including our ability to manage our indebtedness; and our ability to grow our Conifer Health Solutions business segment (“Conifer”). We and Vanguard provide additional information about these and other factors in the reports filed with the Securities and Exchange Commission, including, but not limited to, those described in
“Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our and
Vanguard’s annual reports on Form 10-K for the year ended December 31, 2012 and June 30, 2012, respectively. We disclaim any obligation to update any forward-looking statement in this presentation, whether as a result of changes in underlying factors, new information, future events or otherwise.

Acquisition Highlights
•
Tenet acquiring Vanguard for $21 cash per share, or an aggregate of $4.3 billion
(a)
•
Unanimously approved by both Boards of Directors
•
Accretive to Tenet’s earnings in year one
•
$100-200 million in annual synergies expected – revenue cycle management efficiency and improvement, overhead reduction, and supply chain management and other operating improvement
•
Ed Kangas, Non-Executive Chairman of Tenet, to continue as Non-Executive
Chairman; Charlie Martin, Vanguard CEO, to join Tenet board
•
Trevor Fetter to continue as President and CEO; Keith Pitts, Vice Chairman of
Vanguard, to join Tenet as Vice Chairman
•
Tenet intends to complete existing share repurchase program in 2013
•
Leverage ratio projected to return to 4.75x-5.0x by year end 2014
•
Expected to close by year end 2013

(a)
Includes $2.5 billion in Vanguard debt

Well-Positioned for the New Healthcare
Environment
• 79 hospitals and 157 outpatient centers
• Applies proven cost management, quality improvement, care integration and network development strategies across a broader platform
• Enhances portfolio management opportunities
Increased
Scale
• Expands market leader position – #1 or #2 position in 19 important markets
• Adds geographic diversification with expansion into additional states
• Adds important markets in Texas – San Antonio and South Texas
Enhanced
Geographic
Breadth
• Physician alignment, recruitment and employment strategies applied across broader network
• Leverages Vanguard’s health plan experience developing successful clinical integration and ACO models
Broader
Physician
Platform
• Leverages Conifer Health Solutions across broader portfolio
• Adding Vanguard health plan expertise expands Conifer value-based care and population health management capabilities
Integrated
Service
Offering
• Combines two organizations with similar values, priorities and demonstrated cultures of ethics and compliance
• Tenet’s proven management capabilities augmented by Vanguard turnaround expertise and experience in health plan operations
Complementary
Management
Teams

Successful track record
of generating growth by
acquisition and strategic
Vanguard
Tenet
Hard-wired culture
of ethics and
compliance
High quality clinical
operations
Industry-leading
quality and safety
programs
Complementary Operational Strengths and
Shared Values
Successful track record of
generating organic growth
Systematic approach to cost
management (Performance
Excellence Program)
Excellent centralized managed
care contracting and outpatient
development strategies
Highly technology-enabled
and scalable revenue
cycle operation
Innovative approaches to
cost management
Expertise in health plan
operations and innovative
payment models
Experienced in not-for-profit
partnerships and turn-
around management
partnerships

Established Positions in Key Markets Greater Breadth Provides Opportunities for Revenue Growth (a) Excludes 2 Connecticut hospitals currently under LOI 5

•
Complements established Tenet positions in El Paso,
Houston, Nacogdoches and Dallas
•
Both new markets demonstrate underlying population
growth
•
Vanguard showing strong organic growth in its own
operations/market share
•
San Antonio
•
#2 system in Texas' 3rd largest market
•
Opportunities for additional growth
•
Harlingen / Brownsville
•
Opportunities for further earnings improvement in
strong market
•
Pro forma revenue doubles from $1.5B to $3.0B
•
Vanguard’s health plan and ACE pilot program provide
platform for innovative contracting models
•
Positioned for significant upside from ACA
Current Tenet market
Current Vanguard market
Adds Important New Markets in Texas
(b) Includes 3 freestanding OP facilities recently acquired by Tenet
(a) Includes 2 Vanguard hospitals under development
San Antonio
7 Hospitals (a)
13 OP Centers (b)
Houston
3 Hospitals
15 OP Centers
El Paso
3 Hospitals
8 OP Centers
Nacogdoches
1 Hospital
2 OP Centers
Harlingen/
Brownsville
2 Hospitals
1 OP Center
Dallas
3 Hospitals
8 OP Centers

Medicare and Medicaid Covered Lives
(Projected Growth: 2013-2017)
San Antonio
Chicago
Massachusetts
Nacogdoches
South Texas
Detroit
Philly Children’s Market
Spalding
San Ramon
San Luis Obispo
Saint Louis
Rock Hill
Philadelphia
Downtown
Houston
Palm Beach County
Orange County
NW Houston
North Central CA
Phoenix
Miami
Memphis
Hilton Head
Hickory
El Paso County
East Cooper
Dallas
Coachella Valley
Central Carolina
Birmingham
Atlanta
U.S. Average
Connecticut
U.S. Average
(a) Projections assume all Tenet’s states implement Medicaid expansion; does not include Texas expansion for Vanguard
Source: MPACT 5.0, PRISM 4.1, McKinsey Health Reform Team.
Projected Expansion of Insurance Coverage with Healthcare Reform
(a)
Vanguard
Tenet
7
Geographic Presence Creates Substantial
Benefit from Affordable Care Act
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80%

Source:Vanguard
and Tenet company financials.
(a)      For Vanguard, acute care only.
(b)      Represents markets with less than 5% of revenue
8
Greater Geographic Diversification Balances Revenue Sources
Texas
17%
California
24%
Florida
19%
Other
(b)
13%
Texas
21%
California
15%
Florida
12%
Michigan
13%
Illinois
5%
Massachusetts
5%
Other
(b)
23%
Pennsylvania
6%
Georgia
7%
Pennsylvania
9%
Other
Markets
(n=10)
41%
Markets
with #1 or #2
Share (n=14)
59%
Other
Markets
(n=11)
30%
Markets
with #1 or
#2 Share
(n=19)
70%
S. Carolina
6%
Missouri
5%
Established Positions in Key Markets
% of Revenues
by State
(CY 2012)
% of Revenues
from #1 or 2
Market Share
(CY 2012)
Tenet Standalone Tenet Post-Acquisition
(a)

(a) Vanguard revenue payor mix is based on Q3YTD actual payor mix
(b) Managed care includes Managed Medicare and Managed Medicaid
Source: Vanguard and Tenet company financial projections.
Broader Service Offering and Well-Balanced Payor Mix
Revenue Breakdown
Inpatient
Outpatient
Services
and other
Health plans
Post-
Acquisition
Tenet
Standalone
Managed
care
(b)
Medicare
Medicaid
Other
Post-
Acquisition
Tenet
Standalone
Revenues By Service, CY 2013 Revenues By Payor
(a)
, CY 2013
10%
31%
59%
56%
32%
8%
4%
11%
22%
59%
8%
10%
24%
58%
8%

28% increase in Conifer revenues (incremental $250 million added by Vanguard annually)

(a)  2013 est. pro-forma for integration of Catholic Health Initiatives
Builds Conifer’s Position in Fast-Growing
Healthcare Business Services Industry
Conifer
Current
(a)
Conifer Post-
Acquisition
% Increase
Net Client Revenue
Processed Annually
$21B $26B 24%
Patient Accounts
Processed Annually
10M 12M 20%
Revenues
$890M $1,140M 28%
Health plans operations augment Conifer’s value-based care capabilities

Source: Company website, Company financials, Vanguard management presentation
(a) Excludes member lives lost from Phoenix Health Plan, with exception of Maricopa
(b) To be launched in 2014
Creates Greater Scale and New Opportunities
• Vanguard health plan skills
and capabilities diversify
Tenet’s service offerings
• Assists in successful
development of clinical
integration and ACO
models
• Capabilities can be
leveraged in managing next
generation payment models
and population health
Enhanced Health Plan Expertise
Vanguard Tenet
ACO
Health Plan
Michigan
~18,000 lives
Texas
~24,000 lives
~18,000 lives
Florida
~13,000 lives
Georgia
~9,000 lives (b)
Massachusetts
~32,000 lives
Illinois
~52,200 lives
California
Arizona
~101,000 lives (a)
CIO

Tenet Vanguard
(a)
($M) ($M)
Both Management Teams Bring Strong Growth
Track Records to Combination
396
525
598
636
714
955
1,036
1,126
1,203
5.0%
7.0%
9.0%
11.0%
13.0%
15.0%
$250
$500
$750
$1,000
$1,250
2004 2005 2006 2007 2008 2009 2010 2011 2012
Adjusted EBITDA Adjusted EBITDA Margin
174
245
255
245
264
299
323
420
573
5.0%
7.0%
9.0%
11.0%
13.0%
$0
$100
$200
$300
$400
$500
$600
2004 2005 2006 2007 2008 2009 2010 2011 2012
EBITDA EBITDA Margin
(a) Source: Vanguard Management.
Figures shown on fiscal year basis.
Vanguard EBITDA does not reflect the effect of stock based compensation.

Synergies are Significant and Achievable
Clearly Identified Through Cost Savings, Benefits of Scale and
Operating Opportunities
13
•
Revenue Cycle
Management Efficiency
and Improvement
Synergy Area
Estimated
Timing
•
Supply Chain Management
and Other Operational
Improvement
•
Overhead Reduction
12-24 months
6-18 months
12-24 months
50% Projected to be Achieved Within the First Year Post-Closing
Projected
Synergies
$100 - 200
million

Analysis Shows Clear Synergy Opportunities

Source: Vanguard financials, Tenet financials
Total operating
expense per
adj. discharge
($, acuity-
adjusted)
Cost metric
$6,923
$7,950
-13%
Tenet
comparable
facilities
(FY2012)
Example
Vanguard
market
(Q3 FY2013
YTD)
Opportunities exist
within Vanguard’s acute
care portfolio to capture
synergies through cost
optimization
A large Vanguard
market shows
potential for cost
reduction in operating
expenses when
compared to a set of
Tenet comparable
facilities

• Modest multiple compared to historical industry transactions
• NPV of expected synergies of approximately $1.4 billion
• Committed financing in place from Bank of America Merrill Lynch
• Tenet to refinance Vanguard debt at attractive rates
• Pro forma debt/EBITDA leverage ratios to decrease within first year after closing
• Projected at 4.75x-5.0x by year-end 2014
• Longer term post-acquisition leverage target of 4.25x-4.75x
• Tenet’s existing share repurchase program to continue
uninterrupted
• Existing NOLs of approximately $1.5 billion to be utilized across the earnings of the combined organization

Tenet Retains Significant Financial Flexibility

Next Steps and Road to Completion
• Definitive agreement – no Tenet shareholder vote; voting
commitments received from Vanguard controlling shareholders
• Regulatory approvals expected
• Hart-Scott-Rodino
• State and local approvals as required
• Tenet intends to complete existing share repurchase program in
2013
• Integration team assembled and ready to be deployed immediately upon closing
• Closing expected by year end 2013

Transaction Enhances Shareholder Value
Substantial
Synergies
Increases
Scale
Broader
Service
Offering
Shareholder
Value
Expanded
Partnership
Opportunities
Maintains
Financial
Flexibility
Strong and
Complementary
Management
Teams
Enhances
Geographic
Breadth
Upside
from
Affordable
Care Act

Reconciliation of EBITDA
Adjusted EBITDA, a non-GAAP term, is defined by the Company as net income (loss) attributable to Tenet Healthcare Corporation common shareholders before (1)
the cumulative effect of changes in accounting principle, net of tax; (2) net loss (income) attributable to noncontrolling interests; (3) preferred stock dividends; (4)
income (loss) from discontinued operations, net of tax; (5) income tax benefit (expense); (6) investment earnings (loss); (7) gain (loss) from early extinguishment of debt; (8) net gain (loss) on sales of investments; (9) interest expense; (10) litigation and investigation benefit (costs), net of insurance recoveries; (11) hurricane insurance recoveries, net of costs; (12) impairment and restructuring charges, and acquisition-related costs; and (13) depreciation and amortization.  The Company’s
Adjusted EBITDA may not be comparable to EBITDA reported by other companies.
The Company provides this information as a supplement to GAAP information to assist itself and investors in understanding the impact of various items on its financial statements, some of which are recurring or involve cash payments.  The Company uses this information in its analysis of the performance of its business excluding items that it does not consider as relevant in the performance of its hospitals in continuing operations. In addition, from time to time we use this measure to define certain performance targets under our compensation programs. Adjusted EBITDA is not a measure of liquidity, but is a measure of operating performance that management uses in its business as an alternative to net income (loss) attributable to Tenet Healthcare Corporation common shareholders. Because Adjusted
EBITDA excludes many items that are included in our financial statements, it does not provide a complete measure of our operating performance. Accordingly, investors are encouraged to use GAAP measures when evaluating the Company’s financial performance.  The reconciliation of net income (loss) attributable to Tenet
Healthcare Corporation common shareholders, the most comparable GAAP term, to Adjusted EBITDA, is set forth below.
18
For a presentation of Vanguard’s reconciliation of Adjusted EBITDA to financial measures calculated in accordance with GAAP, see Exhibits 99.1 and 99.2 to
Vanguard’s Reports on Form 8-K filed with the SEC on August 23, 2012, August 25, 2011, August 26, 2010, September 1, 2009, September 22, 2008, September 18,
2007, September 19, 2006, September 12, 2005 and August 9, 2004.